GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2020 (Unaudited)

COMMON STOCKS — 99.02%	Shares	Fair Value

Communications — 24.51%
Alphabet, Inc., Class A(a)	373	$555,005
Alphabet, Inc., Class C(a)	2,948	4,371,766
Charter Communications, Inc., Class A(a)	4,284	2,484,720
Expedia Group, Inc.(a)	10,360	839,264
Facebook, Inc., Class A(a)	15,335	3,890,030
GoDaddy, Inc., Class A(a)	30,223	2,124,072
ViacomCBS, Inc., Class B	77,430	2,018,600
Walt Disney Company (The)	21,425	2,505,440
		18,788,897
Consumer Discretionary — 18.81%
Amazon.com, Inc.(a)	520	1,645,634
Booking Holdings, Inc.(a)	1,242	2,064,365
CarMax, Inc.(a)	24,558	2,381,389
General Motors Company	75,055	1,868,119
Gildan Activewear, Inc.	112,730	2,002,085
Hasbro, Inc.	23,385	1,701,493
Lowe's Companies, Inc.	7,130	1,061,728
Mohawk Industries, Inc.(a)	9,102	726,795
NVR, Inc.(a)	247	970,747
		14,422,355
Consumer Staples — 4.75%
Philip Morris International, Inc.	47,420	3,642,330

Financials — 20.70%
American Express Co.	25,647	2,393,378
Aon PLC, Class A	13,860	2,844,349
Berkshire Hathaway, Inc., Class B(a)	19,875	3,891,127
Blackstone Group L.P. (The), Class A(b)	17,770	946,786
Charles Schwab Corp. (The)	41,220	1,366,443
Citigroup, Inc.	22,605	1,130,476
JPMorgan Chase & Co.	11,520	1,113,293
Northern Trust Corp.	27,840	2,181,264
		15,867,116
Health Care — 5.10%
Becton, Dickinson and Co.	8,965	2,522,213
Covetrus, Inc.(a)	62,537	1,385,820
		3,908,033
Industrials — 11.01%
AMERCO	2,381	756,515

See accompanying notes which are an integral part of this schedule of investments.

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS - continued
July 31, 2020 (Unaudited)

COMMON STOCKS — 99.02% - continued	Shares	Fair Value
Industrials — 11.01% - continued
Jacobs Engineering Group, Inc.	26,348	$2,248,802
Lockheed Martin Corp.	3,576	1,355,197
Quanta Services, Inc.	89,945	3,595,101
Robert Half International, Inc.	9,565	486,572
		8,442,187
Real Estate — 2.82%
CBRE Group, Inc., Class A(a)	49,395	2,163,995

Technology — 11.32%
Apple, Inc.	6,645	2,824,391
Autodesk, Inc.(a)	5,930	1,402,030
Motorola Solutions, Inc.	11,425	1,597,215
SS&C Technologies Holdings, Inc.	31,075	1,786,812
Visa, Inc., Class A	5,615	1,069,096
		8,679,544

Total Common Stocks (Cost $57,508,616)		75,914,457

MONEY MARKET FUNDS - 0.93%

Federated Hermes Treasury Obligations Fund, Institutional Class, 0.01%(c)	714,819	714,819

Total Money Market Funds (Cost $714,819)		714,819

Total Investments — 99.95% (Cost $58,223,435)		76,629,276

Other Assets in Excess of Liabilities — 0.05%		36,897

NET ASSETS — 100.00%		$76,666,173

(a)	Non-income producing security.
(b)	Master Limited Partnership
(c)	Rate disclosed is the seven day effective yield as of July 31, 2020.

At July 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$21,973,056
Gross unrealized depreciation	(3,500,022)
Net unrealized appreciation on investments	$18,473,034
Aggregate cost of securities for federal income tax purposes	$58,156,242

See accompanying notes which are an integral part of this schedule of investments.

Green Owl Intrinsic Value Fund

Related Notes to the Schedule of Investments

July 31, 2020

(Unaudited)

The Green Owl Intrinsic Value Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (“Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Green Owl Intrinsic Value Fund

Related Notes to the Schedule of Investments - continued

July 31, 2020

(Unaudited)

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”). These securities are categorized as Level 1 securities.

In accordance with the Valued Advisers Trust’s (the “Trust”) valuation policies, the Kovitz Investment Group Partners, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$75,914,457	$-	$-	$75,914,457
Money Market Funds	714,819	-	-	$714,819
Total	$76,629,276	$-	$-	$76,629,276

(a)	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.